Form 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated May 26, 1994 by updating the rental income and property expense numbers for the four apartment acquisitions included in the column "Acquisitions Previously Reported on Form 8-K Dated April 15,
1994" contained in the Statements of Operations for the twelve months ended December 31, 1993 and the three months ended March 31, 1994 and Footnote C contained in the Notes to Pro Forma Statements of Operations. Subsequent to the filing of the Current Report on Form 8-K dated May 26, 1994, the Trust received audited Statements of Rental Operations for the twelve months ended December 31, 1993 and unaudited Statements of Rental Operations for the three months ended March 31, 1994 for the four apartment acquisitions previously reported, as set forth on the pages attached hereto.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      UNITED DOMINION REALTY TRUST, INC.
                                      (Registrant)



                                                  /s/ Jerry A. Davis
                                                      Jerry A. Davis
                                                      Vice President
                                                   Corporate Controller


Date:  June 7, 1994

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                  ACQUISITIONS
                                                                                                   PREVIOUSLY
                                                                                                  REPORTED ON           PRO
                                                                                PORTFOLIO        FORM 8-K DATED        FORMA
                                                            HISTORICAL (A)   ACQUISITION (B)   APRIL 15, 1994 (C)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................     $ 26,706          $ 7,149             $1,544
  Property expenses:
    Utilities.............................................        2,712              737                 81
    Repairs & maintenance.................................        3,716            1,174                240
    Real estate taxes.....................................        1,802              511                121
    Property management...................................          921              357                 70           $  (171)(E)
    Other operating expenses..............................        2,234            1,127                187              (139)(F)
    Depreciation of real estate owned.....................        5,706                                                 1,168(G)
                                                                 17,091            3,906                699               858
Income from property operations...........................        9,615            3,243                845              (858)
Interest income...........................................          114
                                                                  9,729            3,243                845              (858)
EXPENSES
  Interest................................................        4,655                                                 1,581(I)
  General and administrative..............................        1,474
  Other depreciation and amortization.....................          185
                                                                  6,314               --                 --             1,581
Income before gains (losses) on investments...............        3,415            3,243                845            (2,439)
Gains (losses) on sale of investments.....................
Net income................................................     $  3,415          $ 3,243             $  845           $(2,439)
Net income per share......................................     $   0.08
Distributions declared per share..........................         .195
Weighted average number of shares outstanding.............       41,688            7,000

                                                               PRO
                                                              FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................   $35,399
  Property expenses:
    Utilities.............................................     3,530
    Repairs & maintenance.................................     5,130
    Real estate taxes.....................................     2,434
    Property management...................................     1,177
    Other operating expenses..............................     3,409
    Depreciation of real estate owned.....................     6,874
                                                              22,554
Income from property operations...........................    12,845
Interest income...........................................       114
                                                              12,959
EXPENSES
  Interest................................................     6,236
  General and administrative..............................     1,474
  Other depreciation and amortization.....................       185
                                                               7,895
Income before gains (losses) on investments...............     5,064
Gains (losses) on sale of investments.....................
Net income................................................   $ 5,064
Net income per share......................................   $  0.10
Distributions declared per share..........................      .195
Weighted average number of shares outstanding.............    48,688

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                            ACQUISITIONS          ACQUISITIONS
                                                                             PREVIOUSLY            PREVIOUSLY
                                                                            REPORTED ON            REPORTED ON            PRO
                                                          PORTFOLIO        FORM 8-K DATED        FORM 8-K DATED          FORMA
                                      HISTORICAL (A)   ACQUISITION (B)   APRIL 15, 1994 (C)   DECEMBER 31, 1993 (D)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................     $ 89,084          $28,345             $7,044                $ 9,424
  Property expenses:
    Utilities.......................        7,838            2,461                406                    846
    Repairs & maintenance...........       13,950            4,439                984                  1,407
    Real estate taxes...............        5,777            1,975                601                    780
    Property management.............        2,782            1,413                309                    422           $    (826)(E)
    Other operating expenses........        7,512            4,489                912                  1,552                (554)(F)
    Depreciation of real estate
      owned.........................       19,764                                                                          6,878(G)
                                           57,623           14,777              3,212                  5,007               5,498
Income from property operations.....       31,461           13,568              3,832                  4,417              (5,498)
Interest income.....................          708                                                                           (438)(H)
                                           32,169           13,568              3,832                  4,417              (5,936)
EXPENSES
  Interest..........................       16,938                                                                          8,183(I)
  General and administrative........        3,349
  Other depreciation and
    amortization....................          596
                                           20,883               --                 --                     --               8,183
Income before gains (losses) on
  investments.......................       11,286           13,568              3,832                  4,417             (14,119)
Gains (losses) on sale of
  investments.......................          (89)
Net income..........................     $ 11,197          $13,568             $3,832                $ 4,417           $ (14,119)
Net income per share................     $   0.29
Distributions declared per share....         0.70
Weighted average number of shares
  outstanding.......................       38,202            7,000

                                         PRO
                                        FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................  $133,897
  Property expenses:
    Utilities.......................    11,551
    Repairs & maintenance...........    20,780
    Real estate taxes...............     9,133
    Property management.............     4,100
    Other operating expenses........    13,911
    Depreciation of real estate
      owned.........................    26,642
                                        86,117
Income from property operations.....    47,780
Interest income.....................       270
                                        48,050
EXPENSES
  Interest..........................    25,121
  General and administrative........     3,349
  Other depreciation and
    amortization....................       596
                                        29,066
Income before gains (losses) on
  investments.......................    18,984
Gains (losses) on sale of
  investments.......................       (89)
Net income..........................  $ 18,895
Net income per share................  $   0.42
Distributions declared per share....      0.70
Weighted average number of shares
  outstanding.......................    45,202

                                    UNITED DOMINION REALTY TRUST, INC.
                                NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                               FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND
                                     THE YEAR ENDED DECEMBER 31, 1993
                                                (UNAUDITED)

   (A) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1994 and its Annual Report on Form 10-K for the year ended December 31, 1993.

   (B) Represents actual rental income and related operating expenses of the proposed Portfolio Acquisition, as reported elsewhere herein.

   (C) Represents actual rental income and related operating expenses of four apartment acquisitions, as previously reported on Form 8-K dated April 15, 1994.

   (D) Reflects the net adjustments required to allow for a full year of rental income and operating expenses for the year ended December 31, 1993, for the Trust's acquisitions reported on Form 8-K during 1993.

   (E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1993 and 1994 acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3% of rental income.

   (F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition.

   (G) Represents the net adjustments to depreciation expense as outlined in the table below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements of 15 years based upon an assumed allocation of the estimated initial cost of the Portfolio Acquisition.

                                      3 MONTHS ENDED      12 MONTHS ENDED
                                      MARCH 31, 1994      DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                            $1,022,000         $4,088,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated April 15, 1994                      146,000          1,280,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated December 31, 1993                        --          1,510,000
                                         $1,168,000         $6,878,000